UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 15, 2025

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 15, 2025, the Company and Justin M. Hall, the Chief Executive Officer and General Counsel of the Company, executed a Third Amendment (the “Third Amendment”) to Mr. Hall’s Executive Employment Agreement, dated January 31, 2020 (the “Employment Agreement”), as amended by the First Amendment to Executive Employment Agreement, effective as of December 31, 2021 (the “First Amendment”) and the Second Amendment to Executive Employment Agreement, effective as of December 31, 2023 (the “Second Amendment”), to further extend the term of his employment under the Employment Agreement until December 31, 2025 (unless terminated earlier in accordance with the terms of the Employment Agreement).

The foregoing description of the terms of the Employment Agreement, the First Amendment, the Second Amendment and the Third Amendment do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the Employment Agreement, the First Amendment, the Second Amendment and the Third Amendment, which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1+
Executive Employment Agreement with Justin M. Hall, dated January 31, 2020 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2020)

10.2+
First Amendment to Executive Employment Agreement with Justin M. Hall, effective December 31, 2021 (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2022)

10.3+
Second Amendment to Executive Employment Agreement with Justin M. Hall, effective December 31, 2023 (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2023)

10.4+	Third Amendment to Executive Employment Agreement with Justin M. Hall, effective December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Indicates a management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: January 22, 2025